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The Instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. This Letter of Transmittal is for use in accepting the Offer (as defined below).

LETTER OF TRANSMITTAL AND ELECTION FORM
for Deposit of Common Shares and associated Rights of
INCO LIMITED
Pursuant to the Offer dated May 23, 2006,
as amended and supplemented, made by
TECK COMINCO LIMITED

THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL MIDNIGHT (TORONTO TIME)
ON AUGUST 16, 2006 (THE "EXPIRY TIME"), UNLESS ACCELERATED, EXTENDED OR
WITHDRAWN. SEE SECTION 4 OF THE OFFER, "TIME FOR ACCEPTANCE".

USE THIS LETTER OF TRANSMITTAL IF:
1.	YOU ARE DEPOSITING A SHARE CERTIFICATE; OR
2.	YOU ARE A U.S. SHAREHOLDER FOLLOWING PROCEDURES FOR BOOK-ENTRY CONFIRMATION AND DO NOT HAVE AN AGENT'S MESSAGE; OR
3.	YOU PREVIOUSLY DEPOSITED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY.

        This Letter of Transmittal and Election Form (the "Letter of Transmittal") or a facsimile hereof, properly completed and duly executed, together with all other required documents, must accompany certificates representing common shares ("Common Shares") and associated Rights (collectively, the "Inco Shares") of Inco Limited ("Inco"), a corporation existing under the laws of Canada, deposited pursuant to the offer dated May 23, 2006 (the "Offer"), as amended and supplemented by the notice of variation and extension dated July 24, 2006 and the notice of variation and extension dated August 3, 2006, made by Teck Cominco Limited (the "Offeror"), a corporation existing under the laws of Canada, to holders of Inco Shares ("Shareholders"). Shareholders may also accept the Offer by following the procedures for book-entry transfer set forth herein, provided that the confirmation of a book-entry transfer of Inco Shares into the Depositary's account at the Canadian Depository for Securities Limited ("CDS"), or The Depository Trust Company ("DTC"), together with an Agent's Message in respect thereof, or a properly completed Letter of Transmittal and any other required documents are received by the Depositary at its office in Toronto, Ontario before the Expiry Time.

        The terms and conditions of the Offer are incorporated by reference into this Letter of Transmittal. Capitalized terms used but not defined in this Letter of Transmittal which are defined in the Offer and accompanying circular (together, the "Offer and Circular") dated May 23, 2006, as amended and supplemented, have the meanings given to them in the Offer and Circular.

        The Depositary, the Dealer Managers, the U.S. Forwarding Agent, the Information Agent or your broker or other financial advisor can assist you in completing this Letter of Transmittal (see back page of this document for addresses and telephone numbers). A Shareholder who wishes to deposit Inco Shares pursuant to the Offer and whose Inco Shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee should immediately contact such nominee in order to take the necessary steps to be able to deposit such Inco Shares pursuant to the Offer.

        Shareholders who wish to deposit Inco Shares but whose certificates representing such Inco Shares are not immediately available or who are not able to deliver the certificates and all other required documents to the Depositary or the U.S. Forwarding Agent, at or prior to the Expiry Time must deposit their Inco Shares according to the guaranteed delivery procedure set forth in Section 5 of the Offer, "Manner of Acceptance — Procedure for Guaranteed Delivery". See Instruction 2 of this Letter of Transmittal, "Procedure for Guaranteed Delivery".

        The Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Inco Shares is to be made by book-entry transfer to an account maintained by the Depositary at DTC.

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH BELOW WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY OR THE U.S. FORWARDING AGENT. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND IF YOU ARE A U.S. SHAREHOLDER, YOU MUST ALSO COMPLETE THE SUBSTITUTE FORM W-9 INCLUDED HEREIN. SEE INSTRUCTION 9 OF THIS LETTER OF TRANSMITTAL, "U.S. SHAREHOLDERS AND SUBSTITUTE FORM W-9".

        THE SECURITIES OFFERED PURSUANT TO THE OFFER AND CIRCULAR HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY UNITED STATES SECURITIES COMMISSION NOR HAS THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY UNITED STATES STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE OFFER AND CIRCULAR. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENCE.

        This document does not constitute an offer or a solicitation to any person in any jurisdiction in which such offer or solicitation is unlawful. The Offer is not being made or directed to, nor will deposits of Inco Shares be accepted from or on behalf of, Shareholders in any jurisdiction in which the making or acceptance of the Offer would not be in compliance with the laws of such jurisdiction.

Please read carefully the Instructions set forth below before completing this Letter of Transmittal.

TO:	TECK COMINCO LIMITED
AND TO:	CIBC MELLON TRUST COMPANY (the "Depositary") or MELLON INVESTOR SERVICES LLC (the "U.S. Forwarding Agent"), at its offices set out herein

        The undersigned delivers to you the enclosed certificate(s) representing Common Shares and Rights, if applicable, subject only to the provisions of the Offer regarding withdrawal. The undersigned irrevocably accepts the Offer for such Common Shares and Rights upon the terms and conditions contained in the Offer. The undersigned understands that by depositing Common Shares to the Offer the undersigned will be deemed to have deposited the Rights associated with such Common Shares. No additional payment will be made for the Rights and no amount of the consideration to be paid by the Offeror will be allocated to the Rights. Unless waived by the Offeror, holders of Common Shares are required to deposit one Right for each Common Share in order to effect a valid deposit of such Common Share or, if available a book-entry confirmation must be received by the Depositary with respect thereto. The following are the details of the enclosed certificate(s):

BOX 1
COMMON SHARES
Common Share Certificate Number(s) (if available)	Name(s) in which Registered (please print and fill in exactly as name(s) appear(s) on certificates.)	Number of Common Shares Represented by Certificate	Number of Common Shares Deposited*

TOTAL

RIGHTS** (To be completed if applicable)

Rights Certificate Number	Name(s) in which Registered (please print and fill in exactly as name(s) appear(s) on certificates.)	Number of Rights Represented by Certificate	Number of Deposited Rights*

TOTAL

*	Unless otherwise indicated, the total number of Common Shares and Rights evidenced by all certificates delivered will be deemed to have been deposited. See Instruction 7 of this Letter of Transmittal, "Partial Deposits".
**	Until the Separation Time, if any certificates representing Common Shares also represent an equivalent number of Rights, no entry for Rights is required in this Box. If the Separation Time occurs and Rights certificates have been delivered to holders of Common Shares, specify certificates representing Rights in this Box. Note that in any case, a deposit of Common Shares constitutes an agreement by the undersigned to deliver Rights certificate(s) representing Rights equal in number to the number of deposited Common Shares to the Depositary or the U.S. Forwarding Agent, as applicable within three trading days on the Toronto Stock Exchange (the "TSX") after the date, if any, that Rights certificate(s) are distributed. The Offeror reserves the right to require, if the Separation Time occurs before the Expiry Time, that the Depositary receive, prior to taking up the Common Shares for payment pursuant to the Offer, Rights certificate(s) from the undersigned representing Rights equal in number to the Common Shares deposited.

(Please print or type. If space is insufficient, please attach a list to this Letter of Transmittal in the above form.)

BOX 2 ELECTION FOR CASH OR SHARES

Pursuant to the Offer, the undersigned hereby elects to receive one of the following forms of consideration for all of the deposited Inco Shares represented by the certificate(s) listed in Box 1 above. Shareholders may elect to receive either the Cash Alternative (Choice A) OR the Share Alternative (Choice B).
Shareholders may choose only ONE of the choices below:
☐ Choice A — The CASH ALTERNATIVE

Shareholders who check this box will receive Cdn.$82.50 in cash for each Inco Share deposited under this Choice A (subject to pro ration and subject to the election made in Box 3 below with respect to currency of payment)
☐ Choice B — The SHARE ALTERNATIVE

Shareholders who check this box will receive 1.1293 Class B subordinate voting shares of Teck Cominco Limited (a "Teck Subordinate Voting Share") and Cdn.$0.05 in cash for each Inco Share deposited under this Choice B (subject to pro ration and subject to the election made in Box 3 below with respect to currency of payment)

If a Shareholder fails to elect the Cash Alternative or does not properly elect either the Cash Alternative, on the one hand, or the Share Alternative, on the other hand, with respect to any Inco Shares deposited by it pursuant to the Offer, such Shareholder will be deemed to have elected the Share Alternative and will be entitled to receive only 1.1293 Teck Subordinate Voting Shares and Cdn.$0.05 in cash as consideration for each of such Shareholder's Inco Shares, subject to pro ration as described in Section 1 of the Offer, "The Offer".

Fractional Teck Subordinate Voting Shares will not be issued in connection with the Offer. Where on any Take-Up Date a Shareholder is to receive Teck Subordinate Voting Shares as consideration pursuant to the Offer and the aggregate number of Teck Subordinate Voting Shares to be issued to such Shareholder would result in a fraction of a Teck Subordinate Voting Share being issuable, the number of Teck Subordinate Voting Shares to be received by such Shareholder will be rounded down and in lieu of a fractional Teck Subordinate Voting Share, the Shareholder will receive a cash payment determined on the basis of an amount equal to the Average Market Price multiplied by the fractional share amount. See Section 1 of the Offer, "The Offer".

As described in the Offer, the maximum amount of cash consideration available pursuant to the Offer is Cdn.$9,091,281,360 and the maximum number of Teck Subordinate Voting Shares issuable pursuant to the Offer is 132,303,608 Teck Subordinate Voting Shares. The consideration payable pursuant to the Offer will be pro rated as necessary on each Take-Up Date to ensure that the total aggregate consideration payable pursuant to the Offer and in any Compulsory Acquisition or Subsequent Acquisition Transaction does not exceed these maximum aggregate amounts and will be based on the number of Inco Shares acquired on a Take-Up Date in proportion to the number of Inco Shares outstanding on a fully-diluted basis, as set forth in Section 1 of the Offer, "The Offer".

If a Shareholder delivers a Notice of Guaranteed Delivery in respect of Inco Shares deposited with this Letter of Transmittal, the election (or deemed election) made in that Notice of Guaranteed Delivery as to the consideration to be received shall supersede any election made in this Letter of Transmittal. See Instruction 2 of this Letter of Transmittal "Procedure for Guaranteed Delivery".

BOX 3 CURRENCY OF PAYMENT
☐
Check here if you wish to receive payment of all cash consideration payable to you pursuant to the Offer in U.S. dollars based upon the Bank of Canada noon buying rate of exchange for U.S. dollars on the applicable Take-Up Date.
A Shareholder who does not check the box above will receive payment of all cash consideration pursuant to the Offer in Canadian dollars.

BOX 4 TAX DEFERRAL ELECTION FOR CANADIAN SHAREHOLDERS
☐
Check this box if the beneficial owner of the deposited Inco Shares represented by the certificates listed in Box 1, (1) is an "Eligible Holder" (defined below), and (2) would like to make the joint tax election with the Offeror described in Section 18 of the Circular, "Certain Canadian Federal Income Tax Considerations — Holders Resident in Canada — Resident Holders Who Accept the Offer — Exchange of Inco Shares for Cash and Teck Subordinate Voting Shares — Disposition Where an Election is Made under Subsection 85(1) or 85(2) of the Tax Act" in the event that Teck Subordinate Voting Shares are received as partial consideration for such Inco Shares. Eligible Holders who check this box and submit this Letter of Transmittal will receive a tax instruction letter from the Depositary.

The joint tax election can only be made by beneficial owners of Inco Shares who are Eligible Holders, and who receive Teck Subordinate Voting Shares as part of the consideration for their Inco Shares. No joint tax election will be made with any other persons.

An "Eligible Holder" means a person who is (i) resident in Canada for purposes of the Income Tax Act (Canada) (the "Tax Act") and who is not exempt from tax under Part I of the Tax Act, or (ii) a partnership if one or more of the partners would be an Eligible Holder.

Eligible Holders should note that because of the pro ration provisions of the Offer, a Shareholder electing the Cash Alternative may receive Teck Subordinate Voting Shares, and a Shareholder electing the Share Alternative may receive more cash than the Cdn.$0.05 per Inco Share provided for under the Share Alternative. Eligible Holders should consult their own advisors as to whether they should make this tax election and (if so) the procedure for doing so. It is the Eligible Holder's responsibility to take the steps required to make a valid tax election.
☐
Eligible Holders who check the box above and would like to make a similar election for Québec income tax purposes should also check this box to receive a tax instruction letter relating to such Québec tax election from the Depositary.

        The person signing this Letter of Transmittal (or, in the case of Inco Shares deposited by book-entry transfer with DTC, an Agent's Message) (the "signatory") acknowledges receipt of the Offer and Circular and acknowledges that there will be a binding agreement between the signatory and the Offeror effective immediately following the Offeror taking up the Inco Shares covered by this Letter of Transmittal and delivered to the Depositary or the U.S. Forwarding Agent (the "Deposited Shares") in accordance with the terms and subject to the conditions of the Offer. The signatory represents and warrants that: (i) the signatory has full power and authority to deposit, sell, assign and transfer all right, title and interest in and to the Deposited Shares and in and to all rights and benefits arising from such Deposited Shares, including, without limitation, any and all dividends (other than regular quarterly cash dividends declared by Inco in accordance with its current dividend policy as established on April 19, 2005 and amended on February 7, 2006), distributions, payments, securities, rights (including Rights), warrants, assets, property or other interests which may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Deposited Shares or any of them on or after the date of the Offer, including any dividends, distributions or payments on such dividends, distributions, payments, securities, rights, (including Rights), warrants, assets, property or other interests (collectively, "Distributions") being deposited to the Offer; (ii) the signatory or the person on whose behalf the Deposited Shares are being deposited owns (including, without limitation, within the meaning of Rule 14e-4 under the U.S. Exchange Act) the Deposited Shares that are being deposited; (iii) the Deposited Shares and Distributions have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any of the Deposited Shares and Distributions, to any other person; (iv) the deposit of the Deposited Shares and Distributions complies with applicable Laws; and (v) when the Deposited Shares and Distributions are taken up and paid for by the Offeror, the Offeror will acquire good title thereof, free and clear of all liens, restrictions, charges, encumbrances, claims and rights of others.

        IN CONSIDERATION OF THE OFFER AND FOR VALUE RECEIVED, upon the terms and subject to the conditions set forth in the Offer and in this Letter of Transmittal, subject only to the withdrawal rights set out in the Offer, the signatory irrevocably accepts the Offer for and in respect of the Deposited Shares and (unless deposit is to be made pursuant to the procedure for deposit by book-entry transfer set forth in Section 5 of the Offer, "Manner of Acceptance — Acceptance by Book-Entry Transfer") delivers to the Offeror the enclosed Common Share certificate(s) and Rights certificate(s) (if applicable) representing the Deposited Shares and, on and subject to the terms and conditions of the Offer, deposits, sells, assigns and transfers to the Offeror all right, title and interest in and to the Deposited Shares, and in and to all rights and benefits arising from the Deposited Shares including any and all Distributions.

        If, on or after the date of the Offer, Inco should divide, combine, reclassify, consolidate, convert or otherwise change any of the Inco Shares or its capitalization, or should disclose that it has taken or intends to take any such action, then the Offeror may, in its sole discretion and without prejudice to its rights under Section 2 of the Offer, "Conditions of the Offer", make such adjustments as it deems appropriate to reflect such division, combination, reclassification, consolidation, conversion or other change in the Offered Consideration or other terms of the Offer (including, without limitation, the type of securities offered to be purchased and the consideration payable therefor).

        Inco Shares acquired pursuant to the Offer shall be transferred by the Shareholder and acquired by the Offeror free and clear of all liens, charges, encumbrances, claims and equities and together with all rights and benefits arising therefrom, including, without limitation, Rights, whether or not separated from the Common Shares and the right to any Distributions which may be declared, accrued, paid, issued, distributed, made or transferred on or after date of Offer on or in respect of the Deposited Shares, whether or not separated from the Deposited Shares but subject to any Deposited Shares being validly withdrawn by or on behalf of the depositing Shareholder. If, on or after the date of the Offer, Inco should declare or pay any dividend (other than regular quarterly cash dividends declared by Inco in accordance with its current dividend policy as established on April 19, 2005 and amended on February 7, 2006) or declare, make or pay any other distribution or payment on or declare, allot, reserve or issue any securities, rights or other interests with respect to any Inco Shares, which is or are payable or distributable to the Shareholders of record on a date prior to the transfer into the name of the Offeror or its nominees or transferees on the securities register maintained by or on behalf of Inco in respect of Inco Shares, then (a) in the case of any such cash dividend, distribution or payment that does not exceed the cash consideration per Inco Share, the cash consideration payable per Inco Share pursuant to the Offer will be reduced by the amount of any such dividend, distribution or payment; and (b) in the case of any such cash dividend, distribution or payment that exceeds the cash consideration per Inco Share, or in the case of any other dividend, distribution, payment, right or other interest, the whole of any such dividend, distribution, payment, right or other interest will be promptly remitted and transferred by the depositing Shareholder to the Depositary for the account of the Offeror accompanied by appropriate documentation of transfer. Pending such remittance, the Offeror will be entitled to any such dividend, distribution, payment, right or other interest and may withhold the entire amount of cash and share consideration payable by the Offeror pursuant to the Offer or deduct from the purchase price payable by the Offeror pursuant to the Offer the amount or value thereof, as determined by the Offeror in its sole discretion.

        If the Separation Time does not occur prior to the Expiry Time, a deposit of Common Shares will also constitute a deposit of the Rights associated with such Common Shares. If the Separation Time occurs before the Expiry Time and Rights certificates are distributed by Inco to Shareholders prior to the time that the undersigned's Common Shares are deposited pursuant to the Offer, in order for the Common Shares to be validly deposited, Rights certificate(s) representing Rights equal in number to the number of Common Shares deposited must be delivered to the Depositary or the U.S. Forwarding Agent, as applicable. If the Separation Time occurs before the Expiry Time and Rights certificates are not distributed by the time that the undersigned deposits its Common Shares pursuant to the Offer, the undersigned may deposit its Rights before receiving Rights certificate(s) by using the guaranteed delivery procedure set forth in the Offer and Notice of Guaranteed Delivery.

        In any case, a deposit of Common Shares constitutes an agreement by the undersigned to deliver Rights certificate(s) representing Rights equal in number to the number of Common Shares deposited pursuant to the Offer to the Depositary or the U.S. Forwarding Agent, as applicable, on or before the third trading day on the TSX after the date, if any, that Rights certificate(s) are distributed. The Offeror reserves the right to require, if the Separation Time occurs before the Expiry Time, that the Depositary or the U.S. Forwarding Agent receives, prior to taking up the Common Shares for payment pursuant to the Offer, Rights certificate(s) from the undersigned representing Rights equal in number to the Common Shares deposited by the undersigned.

        If the undersigned's Common Share certificates or Rights certificates, if applicable, are not immediately available or the undersigned cannot deliver its Common Share certificates or Rights certificates, if applicable, and all other required documents to the Depositary or the U.S. Forwarding Agent, as applicable at or prior to the Expiry Time, the undersigned may nevertheless validly deposit such Inco Shares according to the guaranteed delivery procedures set forth in the Offer and the Notice of Guaranteed Delivery.

        The execution of this Letter of Transmittal (or, in the case of Inco Shares deposited by book-entry transfer with DTC, an Agent's Message), irrevocably constitutes and appoints, effective on and after the date that the Offeror takes up and pays for the Deposited Shares covered by this Letter of Transmittal or book entry transfer (which shares upon being taken up and paid for are, together with any Distributions thereon, referred to as the "Purchased Securities"), any one of the President and Chief Executive Officer, the Senior Vice President, Commercial Affairs, the Vice President and General Counsel or the Corporate Secretary of the Offeror and any other person designated by the Offeror in writing (each an "Appointee") as the true and lawful agents, attorneys and attorneys-in-fact and proxies, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), of the depositing Shareholder with respect to the Purchased Securities. This Letter of Transmittal (or, in the case of Shares deposited by book-entry transfer with DTC, an Agent's Message), authorizes an Appointee, in the name and on behalf of such Shareholder (a) to register or record the transfer and/or cancellation of such Purchased Securities (to the extent consisting of securities) on the appropriate register maintained by or on behalf of Inco; (b) for so long as any Purchased Securities are registered or recorded in the name of such Shareholder, to exercise any and all rights of such Shareholder including, without limitation, the right to vote, to execute and deliver any and all instruments of proxy, authorizations or consents in form and on terms satisfactory to the Offeror in respect of any or all Purchased Securities, to revoke any such instrument, authorization or consent, and to designate in such instrument, authorization or consent any person or persons as the proxy of such Shareholder in respect of the Purchased Securities for all purposes, including, without limitation, in connection with any meeting or meetings (whether annual, special or otherwise or any adjournment thereof, including without limitation, any meeting to consider a Subsequent Acquisition Transaction) of holders of relevant securities of Inco; (c) to execute, endorse and negotiate, for and in the name of and on behalf of such Shareholder, any and all cheques or other instruments representing any Distribution payable to or to the order of, or endorsed in favour of, such Shareholder; and (d) to exercise any other right of a holder of Purchased Securities.

        A Shareholder accepting the Offer under the terms of this Letter of Transmittal revokes any and all other authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, previously conferred or agreed to be conferred by the Shareholder at any time with respect to the Deposited Shares or any Distributions. The Shareholder accepting the Offer agrees that no subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise will be granted with respect to the Deposited Shares or any Distributions by or on behalf of the depositing Shareholder unless the Deposited Shares are not taken up and paid for pursuant to the Offer. A Shareholder accepting the Offer also agrees not to vote any of the Purchased Securities at any meeting (whether annual, special or otherwise or any adjournment thereof, including, without limitation, any meeting to consider a Subsequent Acquisition Transaction) of holders of relevant securities of Inco and not to exercise any of the other rights or privileges attached to the Purchased Securities, and agrees to execute and deliver to the Offeror any and all instruments of proxy, authorizations or consents in form and on terms satisfactory to the Offeror in respect of any or all of the Purchased Securities, and agrees to appoint in any such instruments of proxy, authorizations or consents, the person or persons specified by the Offeror as the proxy of the holder of the Purchased Securities. Upon such appointment, all prior proxies and other authorizations (including, without limitation, all appointments of any agent, attorney-in-fact or attorney) or consents given by the holder of such Purchased Securities with respect thereto will be revoked and no subsequent proxies or other authorizations or consents may be given by such person with respect thereto.

        A Shareholder accepting the Offer covenants under the terms of this Letter of Transmittal to execute, upon request of the Offeror, any additional documents, transfers and other assurances as may be necessary or desirable to complete the sale, assignment and transfer of the Purchased Securities to the Offeror. Each authority herein conferred or agreed to be conferred may be exercised during any subsequent legal incapacity of such holder and shall, to the extent permitted by law, survive the death or incapacity, bankruptcy or insolvency of the holder and all obligations of the holder herein shall be binding upon the heirs, executors, administrators, attorneys, personal representatives, successors and assigns of such holder.

        Settlement with each Shareholder who has deposited and not validly withdrawn Inco Shares pursuant to the Offer will be made by the Depositary forwarding a certificate for the Teck Subordinate Voting Shares, if any, to which such Shareholder is entitled pursuant to the Offer, and a cheque in Canadian dollars (or U.S. dollars if the Shareholder has so elected) in payment of the cash component, if any, of the Offered Consideration and, if applicable, in payment for the cash equivalent of any fractional Teck Subordinate Voting Share determined in accordance with the Offer, that is payable to such Shareholder. Subject to the foregoing and unless otherwise directed in this Letter of Transmittal, the certificates, if any, and cheque will be issued in the name of the registered Shareholder of the Inco Shares so deposited. Unless the Person depositing the Inco Shares instructs the Depositary to hold the certificate representing the Teck Subordinate Voting Shares, if any, and cheque for pick-up by checking the appropriate box in this Letter of Transmittal, the certificate, if any, and cheque will be forwarded by first class insured mail to such Person at the address specified in this Letter of Transmittal. If no such address is specified, the certificate and cheque will be sent to the address of the Shareholder as shown on the securities register maintained by or on behalf of Inco. Certificates and cheques mailed in accordance with this paragraph will be deemed to be delivered at the time of mailing.

        The undersigned understands and acknowledges that payment for Inco Shares tendered pursuant to this Letter of Transmittal will be made only after timely receipt by the Depositary of (i) such Inco Shares, and (ii) this Letter of Transmittal or a facsimile thereof, properly completed and duly executed, with any signatures guaranteed, if so required, and all other documents required by this Letter of Transmittal before 5:00 p.m. (Toronto time) on the third trading day on the TSX after the date on which the Expiry Time occurs. The undersigned also understands and acknowledges that under no circumstances will interest accrue or be paid by the Offeror or the Depositary to persons depositing Inco Shares on the purchase price of Inco Shares purchased by the Offeror, regardless of any delay in making payment of such purchase price.

        If any deposited Inco Shares are not accepted for payment pursuant to the terms and conditions of the Offer for any reason, or if certificates are submitted for more Inco Shares than are deposited, certificates for unpurchased Inco Shares will be returned to the depositing Shareholder as soon as is practicable following the termination or withdrawal of the Offer by either (i) sending new certificates representing Inco Shares not purchased or by returning the deposited certificates (and other relevant documents) or (ii) in the case of Inco Shares deposited by book-entry transfer of such Inco Shares pursuant to the procedures set forth in "Manner of Acceptance — Acceptance of Book-Entry Transfer" in Section 5 of the Offer, such Inco Shares will be credited to the depositing holder's account maintained with the CDS or DTC, as applicable. Unless otherwise directed in this Letter of Transmittal, certificates and other relevant documents will be forwarded by first class mail in the name of and to the address specified in this Letter of Transmittal or, if such name or address is not so specified, in such name and to such address of the registered holder as shown on the securities register maintained by Inco or its transfer agent, as soon as practicable after the termination of the Offer. Shareholders depositing Inco Shares will not be required to pay any fees or commissions if they accept the Offer by transmitting their Inco Shares directly to the Depositary or the U.S. Forwarding Agent or if they make use of the services of a member of the Soliciting Dealer Group to accept the Offer.

        By reason of the use by the signatory of an English language form of Letter of Transmittal, the signatory shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l'usage d'une lettre d'envoi en langue anglaise par le signataire, le soussigné et les destinataires sont présumés avoir requis que tout contrat attesté par l'offre acceptée par cette lettre d'envoi, de même que tous les documents qui s'y rapportent, soient rédigés exclusivement en langue anglaise.

SHAREHOLDER INFORMATION AND INSTRUCTIONS

        Before signing this Letter of Transmittal, please review carefully and complete the following boxes, as appropriate.

BOX A REGISTRATION AND PAYMENT DELIVERY INSTRUCTIONS
SEND CHECK/TECK SUBORDINATE VOTING SHARES IN THE NAME OF: (please print or type)

(Name)
(Street Address and Number)
(City and Province or State)
(Country and Postal (or Zip) Code)
(Telephone — Business Hours)
(Tax Identification, Social Insurance or Social Security Number)

BOX B DELIVERY INSTRUCTIONS
SEND CHEQUE/TECK SUBORDINATE VOTING SHARES (Unless Box "C" is checked) TO: (please print or type)
☐ Same as address in Box A or to:
(Name)
(Street Address and Number)
(City and Province or State)
(Country and Postal (or Zip) Code)
(Telephone — Business Hours)
(Tax Identification, Social Insurance or Social Security Number)

BOX C SPECIAL PICK-UP INSTRUCTIONS
☐	HOLD CHEQUE/TECK SUBORDINATE VOTING SHARES FOR PICK-UP AT THE OFFICES OF THE DEPOSITARY WHERE THIS LETTER OF TRANSMITTAL IS DEPOSITED. (Check box)

BOX D U.S. SHAREHOLDERS (See Instruction 9)

A U.S. Shareholder is any Shareholder that is either (A) providing an address in Box "B" which is located within the United States or any territory or possession thereof or (B) a U.S. person for United States federal income tax purposes.
INDICATE WHETHER OR NOT YOU ARE A U.S. SHAREHOLDER OR ARE ACTING ON BEHALF OF A U.S. SHAREHOLDER:
☐ The owner signing this Letter of Transmittal represents that it is not a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder.
☐ The owner signing this Letter of Transmittal is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder.

IF YOU ARE A U.S. SHAREHOLDER OR ARE ACTING ON BEHALF OF A U.S. SHAREHOLDER, THEN IN ORDER TO AVOID BACKUP WITHHOLDING YOU MUST COMPLETE THE SUBSTITUTE FORM W-9 INCLUDED BELOW, OR OTHERWISE PROVIDE CERTIFICATION THAT YOU ARE EXEMPT FROM BACKUP WITHHOLDING, AS PROVIDED IN THE INSTRUCTIONS.

BOX E DEPOSIT PURSUANT TO NOTICE OF GUARANTEED DELIVERY (See Instruction 2)
☐ CHECK HERE IF INCO SHARES ARE BEING DEPOSITED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING: (please print or type)
Name of Registered Holder
Date of Execution of Notice of Guaranteed Delivery
Window Ticket Number (if any)
Name of Institution which Guaranteed Delivery

BOX F DEALER OR BROKER SOLICITING ACCEPTANCE OF THE OFFER (See Instruction 8)
The owner signing this Letter of Transmittal represents that the dealer who solicited and obtained this deposit is: (please print or type)

(Firm)	(Address)	(Telephone Number) (Fax)

(Registered Representative)		(Registered Representative Identification Number)
☐	CHECK HERE IF LIST OF BENEFICIAL HOLDERS IS ATTACHED
☐	CHECK HERE IF DISKETTE TO FOLLOW

(This page has been left blank intentionally.)

SHAREHOLDER SIGNATURE

By signing below, the Shareholder expressly agrees to the terms and conditions set forth above.

Signature guaranteed by (if required under Instruction 4):

Dated:
Authorized Signature of Guarantor	Signature of Shareholder or Authorized Representative — See Instructions 3, 4 and 5
Name of Guarantor (please print or type)	Name of Shareholder or Authorized Representative (please print or type)
Address of Guarantor (please print or type)	Daytime telephone number and facsimile of Shareholder or daytime telephone number and facsimile of Authorized Representative
Tax Identification, Social Insurance or Social Security Number of Shareholder

Additional signatures for joint shareholders (if required):

Dated:
Signature of Shareholder or Authorized Representative — See Instruction 3, 4 and 5
Name of Shareholder or Authorized Representative (please print or type)
Daytime telephone number and facsimile of Shareholder or daytime telephone number and facsimile of Authorized Representative
Tax Identification, Social Insurance or Social Security Number of Shareholder

SUBSTITUTE FORM W-9
TO BE COMPLETED BY U.S. SHAREHOLDERS ONLY

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service	Part 1 — Taxpayer Identification Number ("TIN") — For all accounts, enter your TIN on the appropriate line at right. (For most individuals, this is your social security number. If you do not have a TIN, see "Obtaining a Number" in the W-9 Guidelines included in this form). CERTIFY BY SIGNING AND DATING BELOW. For further instructions, see Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.
	Note: If the account is in more than one name, see the chart in the enclosed W-9 Guidelines to determine which number to give the payer.	Social Security Number(s) (If awaiting TIN, write "Applied For") OR Employer Identification Number(s) (If awaiting TIN, write "Applied For")

Payer's Request for Taxpayer Identification Number and Certification	Part 2 — For payees exempt from backup withholding, please write "Exempt" here (see Instructions), and complete the Substitute Form W-9.

Name
Business Name
Please check appropriate box: ☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other
Address
City State Zip Code

Part 3 — Certification — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct TIN (or I am waiting for a TIN to be issued to me); and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions. You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.
Signature of U.S. Person Date

NOTE:  FAILURE TO FURNISH YOUR CORRECT TIN MAY RESULT IN A U.S. $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF 28% OF THE GROSS AMOUNT OF CONSIDERATION PAID TO YOU (WHETHER IN CASH OR IN TECK SUBORDINATE VOTING SHARES) PURSUANT TO THE OFFER. FOR ADDITIONAL DETAILS, PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" THAT FOLLOW THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE
"APPLIED FOR" IN PART 1 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), if I do not provide a TIN by the time of payment, 28% of the gross proceeds of such payment may be withheld.
Signature: Date:

INSTRUCTIONS

1.     Use of Letter of Transmittal

  (a)
  This Letter of Transmittal or a facsimile thereof, properly completed and duly executed, covering the Inco Shares deposited pursuant to the Offer, in either case with the signature(s) guaranteed if required in Instruction 4 below, together with accompanying certificates representing the Deposited Shares (or, alternatively, a book-entry confirmation together with DTC, an Agent's Message with respect thereto) and all other documents required by the terms of the Offer and this Letter of Transmittal must be received by the Depositary or the U.S. Forwarding Agent at any of the offices specified on the back cover page at or prior to midnight (Toronto time), on August 16, 2006, unless the Offer in respect of the Inco Shares is accelerated, extended or withdrawn or unless the procedure for guaranteed delivery set out in Instruction 2 below is used. Shareholders accepting the Offer using book-entry transfer must ensure that the required documents are sent to the Depositary at its offices in Toronto, Ontario. Such documents should not be sent to the U.S. Forwarding Agent.

  (b)
  The method used to deliver this Letter of Transmittal and any accompanying certificates representing Inco Shares or an Agent's Message, including delivery through DTC, is at the option and risk of the depositing Shareholder. If certificates for Inco Shares are to be sent by mail, registered mail with return receipt requested, properly insured, is recommended, and it is suggested that the mailing be made sufficiently in advance of the Expiry Time to permit delivery to the Depositary or the U.S. Forwarding Agent at or prior to such time. Delivery will only be effective upon actual receipt of certificates for such Inco Shares by the Depositary.

  (c)
  Shareholders whose Inco Shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee should immediately contact such nominee in order to take the necessary steps to be able to deposit such Inco Shares.

2.     Procedure for Guaranteed Delivery

        If a Shareholder wishes to accept the Offer and either (i) the certificates representing such Shareholder's Inco Shares are not immediately available or (ii) the holder cannot deliver the certificates and all other required documents to the Depositary or the U.S. Forwarding Agent by the Expiry Time, those Inco Shares may nevertheless be deposited pursuant to the Offer provided that all of the following conditions are met:

  (a)
  such deposit is made only at the principal office of the Depositary in Toronto, Ontario by or through an Eligible Institution;

  (b)
  a Notice of Guaranteed Delivery (which is printed on yellow paper) in the form accompanying the Offer and Circular or a facsimile thereof, properly completed and duly executed, including a guarantee by an Eligible Institution in the form specified in the Notice of Guaranteed Delivery, is received by the Depositary at its principal office in Toronto, Ontario as set out in the Notice of Guaranteed Delivery, at or before the Expiry Time;

  (c)
  the certificate(s) representing all deposited Common Shares in proper form for transfer and, if the Separation Time has occurred before the Expiry Time and Rights certificates have been distributed to Shareholders before the Expiry Time, the certificates representing the deposited Rights, together with this Letter of Transmittal or a facsimile hereof, relating to such Inco Shares, properly completed and duly executed, with any required signature guarantees relating to such Inco Shares, and all other documents required by this Letter of Transmittal, are received by the Depositary at its office in Toronto, Ontario at the applicable address specified in the Notice of Guaranteed Delivery before 5:00 p.m. (Toronto time) on the third trading day on the TSX after the Expiry Date; and

  (d)
  in the case of Rights where the Separation Time has occurred prior to the Expiry Time but Rights certificates have not been distributed to Shareholders prior to the Expiry Time, the certificate(s) representing the deposited Rights, in proper form for transfer together with this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed with signatures guaranteed if so required, covering the deposited Rights, and all other documents required by this Letter of Transmittal are received by the Depositary at its office in Toronto, Ontario at or prior to 5:00 p.m. (Toronto time) on the third trading day on the TSX after Rights are distributed to Shareholders.

        The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Depositary at its office in Toronto, Ontario at the applicable address set out in the Notice of Guaranteed Delivery and must include a guarantee by an Eligible Institution in the form set out in the Notice of Guaranteed Delivery. Delivery of the Notice of Guaranteed Delivery and this Letter of Transmittal and accompanying certificates to any office other than such office of the Depositary does not constitute delivery for purposes of satisfying a guaranteed delivery.

        An "Eligible Institution" means a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Agents Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP), or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Dealers Association of Canada, members of the National Association of Securities Dealers, Inc. or banks or trust companies in the United States.

3.     Signatures

        No signature guarantee is required on this Letter of Transmittal if:

  (a)
  this Letter of Transmittal is signed by the registered owner of the Inco Shares exactly as the name of the registered holder appears on the Inco Share certificate deposited herewith, and the cash payable and/or the certificates for Teck Subordinate Voting Shares issuable, in each case pursuant to the Offer, are to be delivered directly to such registered holder, or

  (b)
  Inco Shares are deposited for the account of an Eligible Institution.

        In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. If a certificate representing Inco Shares is registered in the name of a person other than the signatory of this Letter of Transmittal or if the cash payable and/or certificates for the Teck Subordinate Voting Shares issuable are to be delivered to a person other than the registered owner, the certificate must be endorsed or accompanied by an appropriate power of attorney, in either case, signed exactly as the name of the registered owner appears on the certificate with the signature on the certificate or power of attorney guaranteed by an Eligible Institution.

4.     Guarantee of Signatures

        If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Deposited Shares, or if Deposited Shares not purchased are to be returned to a person other than such registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the registers of Inco or if payment is to be issued in the name of a person other than the registered owner(s) of the Deposited Shares, such signature must be guaranteed by an Eligible Institution (except that no guarantee is required if the signature is that of an Eligible Institution).

5.     Fiduciaries, Representatives and Authorizations

        Where this Letter of Transmittal is executed by a person acting as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative or fiduciary capacity, such person should so indicate when signing and this Letter of Transmittal must be accompanied by satisfactory evidence of the authority to act. Either of the Offeror or the Depositary, in their sole discretion, may require additional evidence of authority or additional documentation.

6.     Delivery Instructions

        If any cheque(s) or certificate(s) are to be sent to someone at an address other than the address of the Shareholder as it appears in Box A on this Letter of Transmittal, entitled "Registration and Payment Instructions", then Box B on this Letter of Transmittal, entitled "Delivery Instructions", should be completed. If Box B is not completed, any cheque(s) or certificate(s) in respect of Teck Subordinate Voting Shares issued in exchange for Inco Shares will be mailed to the depositing Shareholder at the address of the Shareholder as it appears in Box A or, if no address of the Shareholder is provided in Box A, then it will be mailed to the address of the Shareholder as it appears on the securities register of Inco. Any cheque(s) or certificate(s) mailed in accordance with the Offer and this Letter of Transmittal will be deemed to be delivered at the time of mailing.

7.     Partial Deposits

        If less than the total number of Inco Shares evidenced by any certificate submitted is to be deposited, fill in the number of Inco Shares to be deposited in Box 1 on this Letter of Transmittal. In such case, new certificate(s) for the number of Inco Shares not deposited will be sent to the registered holder as soon as practicable after the Expiry Time (unless otherwise provided in Box B on this Letter of Transmittal). The total number of Inco Shares evidenced by all certificates delivered will be deemed to have been deposited unless otherwise indicated.

8.     Solicitation

        Identify the investment dealer or broker, if any, who solicited acceptance of the Offer by completing Box F on this Letter of Transmittal and present a list of beneficial holders, if applicable.

9.     U.S. Shareholders and Substitute Form W-9

        United States federal income tax law generally requires that a U.S. Shareholder who receives cash in exchange for Inco Shares must provide the Depositary with his correct Taxpayer Identification Number ("TIN"), which, in the case of a Shareholder who is an individual, is generally the individual's social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the gross proceeds of any payment received hereunder. If withholding results in an overpayment of taxes, a refund may be obtained.

        To prevent backup withholding, each U.S. Shareholder must provide his correct TIN by completing the "Substitute Form W-9" set forth in this document, which requires such holder to certify under penalties of perjury, (1) that the TIN provided is correct (or that such holder is awaiting a TIN), (2) that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that he is no longer subject to backup withholding, and (3) that the holder is a U.S. person (including a U.S. resident alien).

        Exempt holders (including, among others, all corporations) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct TIN in Part 1 of Substitute Form W-9, write "Exempt" in Part 2 of such form, and sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

        If Inco Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed W-9 Guidelines for information on which TIN to report.

        If a U.S. Shareholder does not have a TIN, such holder should: (i) consult the enclosed W-9 Guidelines for instructions on applying for a TIN, (ii) write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth in this document. In such case, the Depositary may withhold 28% of the gross proceeds of any payment made to such holder prior to the time a properly certified TIN is provided to the Depositary, and if the Depositary is not provided with a TIN within sixty (60) days, such amounts will be paid over to the Internal Revenue Service.

        If the Substitute Form W-9 is not applicable to a U.S. Shareholder because such holder is not a U.S. person for United States federal income tax purposes, such holder will instead need to submit an appropriate and properly completed IRS Form W-8 Certificate of Foreign Status, signed under penalty of perjury. Such appropriate IRS Form W-8 may be obtained from the Depositary.

        A U.S. SHAREHOLDER WHO FAILS TO PROPERLY COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH IN THIS LETTER OF TRANSMITTAL OR, IF APPLICABLE, THE APPROPRIATE IRS FORM W-8 MAY BE SUBJECT TO BACKUP WITHHOLDING OF 28% OF THE GROSS PROCEEDS OF ANY PAYMENTS MADE TO SUCH HOLDER PURSUANT TO THE OFFER.

10.   Currency of Payment

        Shareholders can also elect to receive all cash consideration payable to such Shareholder pursuant to the Offer in U.S. dollars. If a Shareholder wishes to receive the cash consideration pursuant to the Offer in U.S. dollars, Box 3 above, captioned "Currency of Payment" and, if applicable, the Notice of Guaranteed Delivery must be completed. Otherwise, cash payment will be received in Canadian dollars. The Depositary will determine the amount payable to Shareholders receiving payment in U.S. dollars based upon the Bank of Canada noon buying rate of exchange for U.S. dollars on the applicable Take-Up Date.

11.   Miscellaneous

  (a)
  If the space on this Letter of Transmittal is insufficient to list all certificates for Common Shares or Rights, if applicable, additional certificate numbers and number of Deposited Shares may be included on a separate signed list affixed to this Letter of Transmittal.

  (b)
  If Deposited Shares are registered in different forms (e.g., "John Doe" and "J. Doe"), a separate Letter of Transmittal should be signed for each different registration.

  (c)
  No alternative, conditional or contingent deposits will be acceptable. All depositing holders of Inco Shares by execution of this Letter of Transmittal or a facsimile hereof waive any right to receive any notice of the acceptance of Deposited Shares for payment, except as required by applicable law.

  (d)
  The Offer and any agreement resulting from the acceptance of the Offer will be construed in accordance with and governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein. Each party to any agreement resulting from the acceptance of the Offer unconditionally and irrevocably attorns to the exclusive jurisdiction of the courts of the Province of Ontario.

  (e)
  The Offeror will not pay any fees or commissions to any broker or dealer or any other person for soliciting deposits of Inco Shares pursuant to the Offer (other than to members of the Soliciting Dealer Group and the Depositary), except as otherwise set forth in the Offer.

  (f)
  Before completing this Letter of Transmittal, you are urged to read the accompanying Offer and Circular.

  (g)
  All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance for exchange of any deposit of Inco Shares will be determined by the Offeror, in its sole discretion, which determination will be final and binding on all parties. The Offeror reserves the absolute right to reject any and all deposits of Inco Shares determined by it not to be in proper form, or the acceptance for exchange of Teck Subordinate Voting Shares and/or payment of cash in respect of which may, in the opinion of the Offeror's counsel, be unlawful. The Offeror may, in its sole discretion, waive any of the conditions of the Offer, in whole or in part, at any time and from time to time on or before the Expiry Time, without prejudice to any other rights which the Offeror may have; provided, however, that the Offeror may not waive the Minimum Tender Condition in order to acquire Inco Shares representing less than 50% of the Inco Shares outstanding held by Independent Shareholders (as defined in the Rights Plan Agreement). No deposit of Inco Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. None of the Offeror, the Depositary or the U.S. Forwarding Agent or any other person will be under any duty to give notification of any defect or irregularity in deposits or incur any liability for failure to give any such notice. The Offeror's interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the Notice of Guaranteed Delivery) will be final and binding on all parties. The Offeror reserves the right to permit the Offer to be accepted in a manner other than as set forth herein.

  (h)
  Additional copies of the Offer and Circular, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Depositary at the addresses listed below.

12.   Lost Certificates

        If a certificate has been lost, destroyed, mutilated or mislaid, this Letter of Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary. The Depositary will forward such letter to Inco's registrar and transfer agent so that the transfer agent may provide replacement instructions. If a certificate has been lost, destroyed, mutilated or mislaid, please ensure that you provide your telephone number so that the Depositary or Inco's transfer agent may contact you.

13.   Assistance

        THE DEPOSITARY OR THE U.S. FORWARDING AGENT, THE DEALER MANAGERS OR THE INFORMATION AGENT (SEE BACK COVER PAGE FOR THEIR RESPECTIVE ADDRESSES AND TELEPHONE NUMBERS) OR YOUR INVESTMENT DEALER, STOCKBROKER, TRUST COMPANY MANAGER, BANK MANAGER, LAWYER OR OTHER PROFESSIONAL ADVISOR WILL BE ABLE TO ASSIST YOU IN COMPLETING THIS LETTER OF TRANSMITTAL.

        THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE (TOGETHER WITH CERTIFICATES FOR DEPOSITED SHARES AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY OR A MANUALLY SIGNED FACSIMILE THEREOF MUST BE RECEIVED BY THE DEPOSITARY AT OR PRIOR TO THE EXPIRY TIME.

FOR U.S. SHAREHOLDERS ONLY
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You)

        To Give the Payer — Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

For this type of account:		Give the taxpayer identification of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined fund, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust account (grantor is also trustee) b. So-called trust that is not a legal or valid trust under state law	The grantor-trustee(1) The actual owner(1)
5.	Sole proprietorship or single owner LLC	The owner(3)
6.	A valid trust, estate, or pension trust	The legal entity(4)
7.	Corporate (or electing corporate status on Form 8832)	The corporation
8.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
9.	Partnership or multi-member LLC	The partnership
10.	A broker or registered nominee	The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
You must show your individual name, but you may also enter your business or "doing business as" name on the second name line. You may use either your social security number or your employer identification number (if you have one). If you are a sole proprietor, IRS encourages you to use your social security number.

(4)
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

        If you do not have a TIN, apply for one immediately. To apply for a social security number, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.socialsecurity.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses/ and clicking on Employer ID Numbers under Related Topics. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-829-3676.

Payees Exempt from Backup Withholding

        Payees specifically exempted from withholding include:

  (i)
  An organization exempt from tax under Section 501(a), any individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2),

  (ii)
  The United States or any of its agencies or instrumentalities,

  (iii)
  A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

  (iv)
  An international organization or any agency or instrumentality thereof, or

  (v)
  A foreign government or any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

  (i)
  A corporation,

  (ii)
  A financial institution,

  (iii)
  A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

  (iv)
  A real estate investment trust,

  (v)
  A common trust fund operated by a bank under Section 584(a),

  (vi)
  An entity registered at all times during the tax year under the Investment Company Act of 1940,

  (vii)
  A middleman known in the investment community as a nominee or custodian,

  (viii)
  A futures commission merchant registered with the Commodity Futures Trading Commission,

  (ix)
  A foreign central bank of issue, or

  (x)
  A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

  (i)
  Payments to nonresident aliens subject to withholding under Section 1441.

  (ii)
  Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

  (iii)
  Payments of patronage dividends not paid in money.

  (iv)
  Payments made by certain foreign organizations.

  (v)
  Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

  (i)
  Payments of interest on obligations issued by individuals. However, if you pay $600 or more of interest in the course of your trade or business to a payee, you must report the payment. Backup withholding applies to the reportable payment if the Backup withholding applies to the reportable payment if the payee has not provided a TIN or has provided an incorrect TIN.

  (ii)
  Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

  (iii)
  Payments described in Section 6049(b)(5) to nonresident aliens.

  (iv)
  Payments on tax-free covenant bonds under Section 1451.

  (v)
  Payments made by certain foreign organizations.

  (vi)
  Mortgage interest paid to you.

        Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

        Exempt payees described above must file a Substitute Form W-9 included in this Letter of Transmittal and Cash Election Form to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

        PRIVACY ACT NOTICE — Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interests, dividends, and certain other payments made to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

Penalties

(1)
Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)
Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)
Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

The Depositary for the Offer is:
 CIBC Mellon Trust Company

By Mail P.O. Box 1036 Adelaide Street Postal Station Toronto, Ontario M5C 2K4	By Registered Mail, by Hand or by Courier 199 Bay Street Commerce Court West Securities Level Toronto, Ontario M5L 1G9

Telephone: (416) 643-5500
Toll Free: 1-800-387-0825
E-Mail: inquiries@cibcmellon.com

The Dealer Managers for the Offer are:

In Canada BMO Nesbitt Burns Inc. 1 First Canadian Place, 5th Floor Toronto, Ontario M5X 1H3 Telephone: (416) 359-6695	In the United States BMO Capital Markets Corp. (formerly Harris Nesbitt Corp.) 3 Times Square New York, New York 10036 Toll Free: (866) 769-7410
Merrill Lynch Canada Inc. 181 Bay Street, 4th Floor Toronto, Ontario M5J 2V8 Telephone: (416) 369-7744	Merrill Lynch & Co. 1400 Merrill Lynch Drive MSC-0401N Pennington, New Jersey 08534 Telephone: (609) 818-8000 Toll Free: (877) 653-2948

The U.S. Forwarding Agent for the Offer is:

Mellon Investor Services LLC

By Mail, Registered Mail, by Hand or by Courier
120 Broadway, 13th Floor
New York, New York 10271
Toll Free: 1-800-777-3674

The Information Agent for the Offer is:

Innisfree M&A Incorporated
501 Madison Ave., 20th Floor
New York, New York 10022

North American Toll Free Numbers:
(877) 825-8631 (English)
(877) 825-8777 (French)

U.S. Banks and Brokers Call Collect:
(212) 750-5833

        Any questions and requests for assistance may be directed by Shareholders to the Depositary or the Information Agent at their respective telephone numbers and locations set out above. Shareholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

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LETTER OF TRANSMITTAL
SHAREHOLDER INFORMATION AND INSTRUCTIONS
SHAREHOLDER SIGNATURE
SUBSTITUTE FORM W-9 TO BE COMPLETED BY U.S. SHAREHOLDERS ONLY
INSTRUCTIONS
FOR U.S. SHAREHOLDERS ONLY GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9